Exhibit 10.87
FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”) is entered into as of this December 31, 2013 by and among Prestige Capital Corporation, (and together with its successors and assigns, "Prestige"), Praesidian Capital Opportunity Fund III, LP, (“Fund III”), Praesidian Capital Opportunity Fund III-A, LP, (“Fund III-A”), Plexus Fund II, LP, (“Plexus”), Plexus Fund III QP, LP, a Delaware limited partnership (“Plexus QP”), United Insurance Company of America, an Illinois corporation (“United” and together with Fund III, Fund III-A, Plexus, Plexus QP and each of their successors and assigns, each a “New Lender”, and collectively, the “New Lenders” and together with Prestige, each a “Lender and collectively, the “Lenders”), Fund III, as agent for the New Lenders (in such capacity, the “Agent”), Fusion NBS Acquisition Corp., a Delaware corporation (“Borrower”), Fusion Telecommunications International, Inc., a Delaware corporation (“Parent”), Network Billing Systems, LLC, a New Jersey limited liability company (“NBS”), Fusion BVX LLC, a Delaware limited liability company (“BVX”) and each other direct or indirect subsidiary of Parent from time to time party hereto (Borrower, Parent, NBS, BVX and each such other subsidiary, the “Credit Parties”).

R E C I T A L S

A. The parties hereto, other than Plexus QP, United and BVX are all of the parties to an Intercreditor Agreement dated as of October 29, 2012 (the “Intercreditor Agreement”);

B.  In connection with the acquisition by Borrower of BVX and the increase in the amount of the New Lender Debt (as defined in the Intercreditor Agreement) the parties hereto wish to add Plexus QP and United to the Intercreditor Agreement as New Lenders and wish to add BVX to the Intercreditor Agreement as a “Credit Party”.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Amendments of Intercreditor Agreement.  Each of Plexus QP and United hereby join the Intercreditor Agreement as one of the New Lenders and all references in the Intercreditor Agreement to the New Lenders shall include Plexus QP and United.  BVX hereby joins the Intercreditor Agreement as one of the Credit Parties and all references in the Intercreditor Agreement to the Credit Parties shall include BVX.  The term “New Lender Credit Agreement” shall mean the Amended and Restated Securities Purchase Agreement and Security Agreement dated as of the date hereof, among the New Lenders, the Agent and the Credit Parties, as the same may be amended, supplemented, replaced or otherwise modified from time to time.  Each of the parties to the Intercreditor Agreement hereby consents to the foregoing amendments.

2. Reference To and Effect On The Intercreditor Agreement.  On or after the date hereof, each reference in or to the Intercreditor Agreement shall mean and be a reference to the Intercreditor Agreement, as amended by this Amendment, and each reference in any other document in which the Intercreditor Agreement is referenced shall also mean and be a reference to the Intercreditor Agreement, as amended by this Amendment.

3. Continuing Effect of Intercreditor Agreement.  Except as expressly amended hereby, the provisions of the Intercreditor Agreement shall remain in full force and effect.  Each party hereto hereby reaffirms its obligations under the Intercreditor Agreement, as amended hereby.

4. Governing Law.  This Agreement shall be interpreted in accordance with and governed by the laws of the State of New York without regard to choice of law principles.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDERS:

PRESTIGE CAPITAL CORPORATION

By:	/s/ Harvey L. Kaminski
Name: Harvey L. Kaminski
Title: President/CEO

PRAESIDIAN CAPITAL OPPORTUNITY FUND III, L.P., individually and as Agent

By:	Praesidian Capital Opportunity GP III, LLC, its General Partner

By:	Jason D. Dattrell
Name: Jason D. Dattrell
Title: Manager

PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, L.P.

By:	Praesidian Capital Opportunity GP III-A, LLC, its General Partner

By:	Jason D. Dattrell
Name: Jason D. Dattrell
Title: Manager

PLEXUS FUND II, LP

By:	Plexus Fund II GP, its General Partner

By:	Michael Becker
Name: Michael Becker
Title: Manager

PLEXUS FUND III QP, LP

By:	Plexus Fund II GP, its General Partner

By:	Michael Becker
Name: Michael Becker
Title: Manager

[Signature Page to First Amendment to Intercreditor Agreement]

UNITED INSURANCE COMPANY OF AMERICA

By:	/s/ John Boschelli
Name: John Boschelli
Title: Assistant Treasurer

CREDIT PARTIES:

FUSION NBS ACQUISITION CORP.

By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President

NETWORK BILLING SYSTEMS, LLC

By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: Executive Vice President

FUSION BVX LLC

By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President

[Signature Page to First Amendment to Intercreditor Agreement]